UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2012

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After receiving the requisite number of votes for approval from the stockholders of Approach Resources Inc. (the “Company”) at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the Company executed the Second Amendment (the “Second Amendment”) to its 2007 Stock Incentive Plan (the “2007 Plan”), effective May 31, 2012. The Second Amendment, among other things, (i) eliminates the “evergreen” provision in the 2007 Plan, which provided that the number of shares available for grant under the 2007 Plan will be 10% of the outstanding shares of the Company’s common stock, as adjusted at the beginning of each calendar year; (ii) specifies that 2,100,000 shares is the maximum number of shares of common stock available for the grant of awards under the 2007 Plan after May 31, 2012; (iii) prohibits shares tendered to pay for the exercise price of an option and shares withheld to pay taxes, in either case, to be recycled back into the 2007 Plan for future awards; and (iv) extends the term of the 2007 Plan until May 30, 2022.

The foregoing description of the Second Amendment is a summary and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 31, 2012, in Fort Worth, Texas, for the following purposes: (1) to elect two directors to the class of directors whose respective terms expire at the 2015 Annual Meeting of Stockholders; (2) to hold an advisory vote on the compensation of the Company’s named executive officers; (3) to approve the Second Amendment; and (4) to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2012.

At the close of business on April 12, 2012, the record date for the Annual Meeting, there were 33,519,668 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting.

Proposal 1 – Election of Directors

Each of the two nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James H. Brandi	27,311,714	1,213,991	2,842,081
James C. Crain	27,311,614	1,214,091	2,842,081

Proposal 2 – Advisory Vote on Executive Compensation

With respect to the advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2012 proxy statement, the compensation of the Company’s named executive officers was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
27,369,523	1,121,291	34,891	2,842,081

Proposal 3 – Approval of the Second Amendment to the 2007 Stock Incentive Plan

The Second Amendment was approved by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
28,029,954	471,317	24,434	2,842,081

Proposal 4 – Ratification of Independent Public Accounting Firm

The appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, was ratified, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
30,357,072	3,447	1,007,267	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Approach Resources Inc. 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: June 1, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Approach Resources Inc. 2007 Stock Incentive Plan.

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